OPEN-END MORTGAGE AND SECURITY AGREEMENT

                         DATED AS OF DECEMBER 15, 1993

                                     FROM


                            CARE ENTERPRISES, INC.
                                                            (the "Mortgagor")

                                      TO


                      STATE STREET BANK AND TRUST COMPANY
                     OF CONNECTICUT, NATIONAL ASSOCIATION
                                                            (the "Mortgagee")


                                      (___________, ___________ County, Ohio)


                                    This instrument was prepared by
                                    and after recordation this instrument
                                    should be returned to:
                                    Shelley J. Bacastow
                                    Chapman and Cutler
                                    111 West Monroe Street
                                    Chicago, Illinois  60603

                               TABLE OF CONTENTS

SECTION                       HEADING                                     PAGE

Parties                                                                     1

Granting Clauses                                                            2

Section 1.              Definitions                                         5

Section 2.              General Covenants and Warranties                    6
   Section 2.1.             Note Covenants                                  6
   Section 2.2.             Ownership of Mortgaged Property                 6
   Section 2.3.             Further Assurances                              7
   Section 2.4.             Payment of Indebtedness Hereby Secured          7
   Section 2.5.             Maintenance of Mortgaged Property, Other
                            Liens, Compliance with Laws, etc                7
   Section 2.6.             Insurance                                       8
   Section 2.7.             Payment of Taxes and Other Charges              9
   Section 2.8.             Limitation on Liens                            10
   Section 2.9.             Advances                                       11
   Section 2.10.            Recordation                                    11
   Section 2.11.            After-Acquired Property                        11
   Section 2.12.            Sale, Lease or Assignment of
                            Mortgaged Property                             11

Section 3.               Possession, Use and Release of Property           12
   Section 3.1.             Mortgagor's Right of Possession                12
   Section 3.2.             Release of Mortgaged Property                  12
   Section 3.3.             Eminent Domain                                 12

Section 4.               Application of Insurance Proceeds and
                         Condemnation Awards                               12

Section 5.               Defaults and Remedies Therefor                    13
   Section 5.1.             Events of Default                              13
   Section 5.2.             Remedies                                       14
   Section 5.3.             Application of Proceeds                        16
   Section 5.4.             Waiver of Extension, Appraisement and
                            Stay Laws                                      16
   Section 5.5.             Effect of Discontinuance of Proceedings        17
   Section 5.6.             Delay or Omission Not a Waiver                 17
   Section 5.7.             Costs and Expenses of Foreclosure              17

Section 6.               Miscellaneous                                     17

   Section 6.1.             Successors and Assigns                         17
   Section 6.2.             Partial Invalidity                             18
   Section 6.3.             Addresses for Notices and Demands              18
   Section 6.4.             Headings and Table of Contents                 18
   Section 6.5.             Release of Mortgage                            18
   Section 6.6.             Governing Law                                  18
   Section 6.7.             Counterparts                                   18
   Section 6.8.             Future Advances                                18
   Section 6.9              Dating of Mortgage for Convenience             19

Signature                                                                  20


Attachments to Mortgage:

Annex A - Legal Description of Real Property

      THIS OPEN-END MORTGAGE AND SECURITY AGREEMENT dated as of December 15, 1993 ("Mortgage") is from Care Enterprises, Inc., a Delaware corporation (the "Mortgagor"), having its principal office at 2742 Dow Avenue, Tustin, California 92680, Attention: Chief Financial Officer, telephone: (714) 544-4443, telefacsimile: (714) 544-4443, ext. 2701, to State Street Bank and Trust Company of Connecticut, National Association, as Indenture Trustee for the holders of the indebtedness secured hereby (the "Mortgagee"), having its principal office at 750 Main Street, Hartford, Connecticut 06103, Attention:
Securities Investment Division, telephone:  (203) 244-1800, telefacsimile:
(203) 244-1890.

                                   Recitals:

      A. The Mortgagor has executed and delivered the Note Agreement, dated as of December 15, 1993 (the "Note Agreement"), providing for the terms and conditions under which the purchasers named in Schedule I thereto will purchase $30,000,000 aggregate principal amount of the 8.10% Senior Secured Notes due December 15, 2000 issued by the Mortgagor (the "Notes"). The Notes are to be issued under the Indenture of Trust dated as of December 15, 1993 (the "Indenture") between the Mortgagor and State Street Bank and Trust Company of Connecticut, National Association, as indenture trustee (the "Indenture Trustee"). The Notes will each be dated the date of issue thereof, will bear interest at the rate of 8.10% per annum prior to maturity, will be subject to prepayments of principal as specified in Section 5 of the Indenture and will otherwise be in the form and shall have the terms, provisions and characteristics set forth in the Indenture. The holder or holders of the Notes from time to time are sometimes hereinafter referred to as the "Holders" and the initial Holders are sometimes referred to as the "Purchasers";

      B. The Mortgagor owns a parcel of real property located in _________________, Ohio and described in Exhibit A hereto, upon which a nursing care facility is located, which facility is leased to and operated by _________________, a subsidiary of the Mortgagor, pursuant to the terms of that certain Skilled Nursing Facility Lease dated December 30, 1993 (the "Lease Agreement") between the Mortgagor, as lessor and _____________, as tenant.

      C. The Purchasers have required as a condition to their purchase of Notes from the Mortgagor that the Mortgagor execute and deliver this Mortgage and Security Agreement and similar mortgages on other parcels of real property upon which the Mortgagor owns skilled nursing care facilities, as security for the payment of the Notes;

      D. The Notes and all principal thereof and interest thereon and premium, if any, and all additional amounts and other sums at any time due and owing from, or required to be paid by, the Mortgagor under the terms of the Notes, the Note Agreement, the Indenture and this Mortgage and Security Agreement are hereinafter sometimes referred to as the "indebtedness hereby secured";

      E. The Mortgagor is duly authorized under all applicable provisions of law, its charter and by-laws, to execute and deliver this Mortgage and to mortgage, convey and assign the Mortgaged Property (as hereinafter defined) to the Mortgagee on behalf of the Purchasers and any subsequent holders of the indebtedness hereby secured for the security of the Notes, and all corporate action and all consents, approvals and other authorizations and all other acts and things necessary to make this Mortgage the valid, binding and legal instrument for the security of the Notes have been done and performed; and

      F. This Mortgage is also a Security Agreement and Financing Statement under the Uniform Commercial Code of the State of Ohio, and in compliance therewith the names of the debtor and secured party are as follows:


            Debtor:     Care Enterprises, Inc.
                        2742 Dow Avenue
                        Tustin, California  92680

      Secured Party:    State Street Bank and Trust Company of
                         Connecticut, National Association,
                         as indenture trustee
                        750 Main Street
                        Hartford, Connecticut  06103

      Now, therefore, this Mortgage witnesseth: That the Mortgagor, in consideration of the premises, the purchase and acceptance of the Notes by the Purchasers and of the sum of Ten Dollars received by the Mortgagor from the Purchasers and other good and valuable consideration, receipt whereof is hereby acknowledged, and in order to secure the payment of all indebtedness hereby secured and the performance and observance of all the covenants, agreements and conditions contained in this Mortgage, any other mortgage or deed of trust from time to time entered into by the Mortgagor for the benefit of the holders of the Notes, the Note Agreement, and the Indenture, the Mortgagor does hereby warrant, mortgage, pledge, assign, bargain, hypothecate, convey, grant, transfer and set over unto the Mortgagee and its successors and assigns, in and to all and singular the following described properties, rights, interest and privileges and all of the Mortgagor's estate, right, title and interest therein, thereto and thereunder (all of which properties hereby mortgaged, assigned and pledged or intended so to be are hereinafter collectively referred to as the "Mortgaged Property") and does further grant a security interest to the Mortgagee and its successors and assigns, in all such Mortgaged Property in which a security interest may be granted:

                             Granting Clause First

      The parcels of land in ______________ County, State of Ohio, described in Annex A attached hereto and made a part hereof, together with the entire interest of the Mortgagor in and to all buildings, structures, improvements and appurtenances now standing, or at any time hereafter constructed or placed, upon such land, including all right, title and interest of the Mortgagor, if any, in and to all building material, building equipment and fixtures of every kind and nature whatsoever on said land or in any building, structure or improvement now or hereafter standing on said land which are classified as fixtures under applicable law and which are used in connection with the operation, maintenance or protection of said buildings, structures and improvements as such (including, without limitation, all boilers, air conditioning, ventilating, plumbing, heating, lighting and electrical systems and apparatus, all communications equipment and intercom systems and apparatus, all sprinkler equipment and apparatus and all elevators and escalators), and are used in connection with the operation of any business conducted upon said parcels of land, and the reversion or reversions, remainder or remainders, in and to said land, and together with the entire interest of the Mortgagor in and to all and singular the tenements, hereditaments, easements, rights of way, rights, privileges and appurtenances to said land, belonging or in anywise appertaining thereto, including, without limitation, the entire right, title and interest of the Mortgagor in, to and under any streets, ways, alleys, gores or strips of land adjoining said land, and all claims or demands whatsoever of the Mortgagor either in law or in equity, in possession or expectancy, of, in and to said land, it being the intention of the parties hereto that, so far as may be permitted by law, all property of the character hereinabove described, which is now owned or is hereafter acquired by the Mortgagor and is affixed or attached or annexed to said land, shall be and remain or become and constitute a portion of said land and the security covered by and subject to the lien of this Mortgage, together with all accessions, parts and appurtenances appertaining or attached thereto and all substitutions, renewals or replacements of and additions, improvements, accessions and accumulations to any and all thereof, and together with all rents, income, revenues, awards, issues and profits thereof.

                            Granting Clause Second

      All right, title and interest of the Mortgagor in the equipment and other personal property located on and used or useable in connection with, the property described in Granting Clause First hereof, including without limitation any and all air conditioners, antennae, appliances, apparatus, awnings, basins, bathtubs, beds, bidets, boilers, bookcases, cabinets, carpets, coolers, curtains, dehumidifiers, disposals, doors, drapes, dryers, ducts, dynamos, elevators, engines, equipment, escalators, fans, fittings, floor coverings, furnaces, furnishings, furniture, hardware, heaters, humidifiers, incinerators, lighting, machinery, motors, ovens, pictures, pipes, plants and containers, plumbing, pumps, radiators, ranges, recreational facilities, refrigerators, screens, security systems, shades, shelving, sinks, sprinklers, stokers, stoves, telephone systems, toilets, ventilators, wall coverings, washers, windows, window coverings, and wiring, as the same are now and will hereafter be constituted, whether now owned or hereafter acquired by the Mortgagor, together with all appliances, instruments, improvements, accessories, equipment, parts and appurtenances appertaining or attached thereto, or from time to time incorporated therein or installed as part thereof, and all substitutions, renewals and replacements of and additions, improvements, accessions and accumulations to any and all thereof which are now owned or hereafter acquired by the Mortgagor, together with all the rents, issues, incomes, profits, proceeds and avails thereof, and all rights to receive all insurance proceeds, condemnation awards and other payments with respect thereto.

                             Granting Clause Third

      The Lease Agreement and any other leases, admittance, residency and occupancy agreements (collectively, the "Other Agreements") and all of the Mortgagor's estate, right, title, interest, claim and demand as lessor in, to and under the Lease Agreement and the Other Agreements, including all extensions and renewals of the term thereof, and all existing or future amendments, supplements or modifications of the Lease Agreement (and to any short form memorandum of the Lease Agreement executed for recording purposes) and the Other Agreements, but subject, however, to the right of the Mortgagor, prior to the occurrence and continuation of an Event of Default hereunder, to collect rents and otherwise act in its own name under the Lease Agreement and the Other Agreements.

      Subject, however, to Permitted Encumbrances, as defined in Section 1 hereof;

            To Have and To Hold the Mortgaged Property unto the Mortgagee and its successors and assigns, forever, with power of sale (to the extent permitted by law), for the purpose of securing performance of each agreement, covenant and warranty of the Mortgagor contained herein, in the Note Agreement and in the Indenture and for the benefit and security of the payment of the indebtedness hereby secured.

      It is agreed and understood by the parties hereto that:

            1. The Notes are to be secured by other mortgages and deeds of trust on other real estate in other counties and states. Each and all of said mortgages and deeds of trust are intended to and shall constitute security for the entire indebtedness hereby secured.

            2. Any part of the security herein described, and any security described in any other mortgage or other instrument now or hereafter given to secure the indebtedness which is secured by this Mortgage, may be released by the Mortgagee without affecting the lien hereof on the remainder.

            3. The Mortgagor for itself and all who may claim through or under it waives any and all right to have the property and estates comprising the Mortgaged Property marshalled upon any foreclosure of the lien hereof, or to have the Mortgaged Property hereunder and the property covered by any other lien, mortgage or deed of trust securing the indebtedness hereby secured marshalled upon any foreclosure of any of said liens, mortgages or deeds of trust, and agrees that any court having jurisdiction to foreclose such lien may order the Mortgaged Property sold as an entirety.

            4. Upon the occurrence of an Event of Default hereunder, the Mortgagee has, among other things, the right to foreclose on the Mortgaged Property and dispose of the same. The Mortgagee's deed or other instrument of conveyance, transfer or release (which may be in the name of the Mortgagee or as attorney for the Mortgagor, and the Mortgagee is hereby irrevocably appointed attorney for the Mortgagor) shall be effective to convey and transfer to the grantee an indefeasible title to the property covered thereby, discharged of all rights of redemption by the Mortgagor or any person claiming under it, and to bar forever all claims by the Mortgagor or the Mortgagee to the property covered thereby and no grantee from the Mortgagee shall be under any duty to inquire as to the authority of the Mortgagee to execute the same, or to see to the application of the purchase money.

Section 1.  Definitions.

      Capitalized terms used in this Mortgage and not defined herein shall have the meaning provided therefor in the Note Agreement. The following terms shall have the following meanings for all purposes of this Mortgage:

      "Alterations" shall have the meaning set forth in Section 2.5(a).

      "Default" shall mean any event which would constitute an Event of Default if any requirement in connection therewith for the giving of notice, or the lapse of time, or the happening of any further condition, event or action had been satisfied.

      "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended, and any successor statute of similar import, together with the regulations thereunder, in each case as in effect from time to time. References to sections of ERISA shall be construed to also refer to any successor sections.

      "Event of Default" shall mean any event specified in Section 5.1.

      "Event of Loss" with respect to the Mortgaged Facility shall mean the condemnation, loss or destruction of the Mortgaged Facility or a material portion thereof, which shall include damage to an extent rendering repair or replacement impractical or uneconomical, or any other event which shall render the Mortgaged Facility permanently unfit for normal use.

      "Holders" shall have the meaning set forth in Recital A.

      "indebtedness hereby secured" shall have the meaning set forth in Recital D.

      "Indenture" shall have the meaning set forth in Recital A.

      "Mortgaged Facility" mean the skilled nursing home, intermediate care facility, retirement or convalescent living center or home for the mentally retarded or other facility providing residential health care owned by the Mortgagor and located on the Mortgaged Property.

      "Mortgaged Property" shall have the meaning set forth in the introductory language to the Granting Clauses.

      "Notes" shall mean the 8.10% Senior Secured Notes due December 15, 2000 of the Mortgagor issued under and pursuant to the Indenture.

      "Note Agreement" shall have the meaning set forth in Recital A.

      "Permitted Encumbrances" shall mean the liens described in clauses (a) through (f) of Section 2.8.

      "Purchasers" shall have the meaning set forth in Recital A.

      "Responsible Officer" shall mean the person holding the office of the President, any Vice President, Secretary, Assistant Secretary or Treasurer of the Mortgagor.

Section 2.  General Covenants and Warranties.

      The Mortgagor covenants, warrants and agrees as follows:

      Section 2.1. Note Covenants. Each and all of the terms, provisions, restrictions, covenants and agreements set forth in the Notes, the Note Agreement and the Indenture, and in each and every supplement thereto or amendment thereof which may at any time or from time to time be executed and delivered by the parties thereto or their successors and assigns, are incorporated herein by reference to the same extent as though each and all of said terms, provisions, restrictions, covenants and agreements were fully set out herein; and the Mortgagor does hereby covenant and agree well and truly to abide by, perform and be governed and restricted by each and all of the matters provided for by the Notes, the Note Agreement and the Indenture and so incorporated herein to the same extent and with the same force and effect as if each and all of said terms, provisions, restrictions, covenants and agreements so incorporated herein by reference were set out and repeated herein at length.

      No amendment, modification or waiver of, or any action taken or not taken under or pursuant to, any of the terms and provisions of any Note, the Note Agreement or the Indenture, shall affect or modify any of the terms or provisions of this Mortgage or any of the obligations of the Mortgagor hereunder, except and to the extent expressly provided for in any such amendment, modification or waiver.

      Section 2.2. Ownership of Mortgaged Property. The Mortgagor covenants and warrants that it has good and marketable fee simple title (or its equivalent under applicable law) to the real property included in Granting Clause First hereof and has good and marketable title to all other property included in the Mortgaged Property hereinbefore conveyed to the Mortgagee free and clear of all liens, charges and encumbrances whatever except Permitted Encumbrances, and the Mortgagor has full right, power and authority to convey, transfer and mortgage the same to the Mortgagee for the uses and purposes in this Mortgage set forth; and the Mortgagor will warrant and defend the title to the Mortgaged Property against all claims and demands whatsoever.

      Section 2.3. Further Assurances. The Mortgagor will, at its own expense, do, execute, acknowledge and deliver all and every further act, deed, conveyance, transfer and assurance necessary or proper for the better assuring, conveying, assigning and confirming unto the Mortgagee all of the Mortgaged Property, or property intended so to be, whether now owned or hereafter acquired, including providing the Mortgagee with a currently executed Mortgage with respect thereto and any other documents as shall be reasonably necessary in connection with any recordation.

      Section 2.4. Payment of Indebtedness Hereby Secured. The Mortgagor will duly and punctually pay the indebtedness hereby secured according to its terms.

      Section 2.5. Maintenance of Mortgaged Property, Other Liens, Compliance with Laws, et (a) Without limiting any provisions of the Note Agreement or the Indenture, the Mortgagor shall (i) promptly repair, restore or rebuild, in a good and workmanlike manner, any buildings or improvements now or hereafter on the Mortgaged Property which may become damaged or be destroyed, unless an Event of Loss occurs with respect thereto, (ii) keep the Mortgaged Property in good condition and repair and free from all claims, liens, charges and encumbrances other than Permitted Encumbrances, (iii) pay when due any indebtedness which may be secured by a lien or charge on the Mortgaged Property on parity with or superior to the lien hereof, and upon request exhibit satisfactory evidence of the discharge of such prior lien to the Mortgagee, (iv) comply with all requirements of law or municipal ordinances with respect to the Mortgaged Property and the use thereof, failure to comply with which would result in any material interference with the use or operation of the Mortgaged Property by the Mortgagor, and (v) make no material additions, alterations, substitutions or replacements ("Alterations") in said Mortgaged Property except as required by law or municipal ordinance; provided, however, with respect to clause (v), the Mortgagor may make any Alterations of any kind to the Mortgaged Property if (A) the market value or usefulness of the Mortgaged Property would not be impaired thereby, (B) the Alterations shall be performed in a good and a workmanlike manner and (C) such Alterations shall be expeditiously completed in compliance with all laws, ordinances, orders, rules, regulations and requirements applicable thereto, except where failure to so comply could not reasonably be expected to have a material adverse effect on the ability of the Mortgagor to perform under this Mortgage, the Notes, the Note Agreement or the Indenture, including to the extent necessary to maintain in full force and effect the policies of insurance required by Section 2.6. The Mortgagor shall promptly pay all costs and expenses of each such Alteration, discharge all liens filed against the Mortgaged Property arising out of the same and procure and pay for all permits and licenses required in connection therewith, provided, however, that the Mortgagor shall not be required to pay any such costs or expenses if (i) the validity, applicability or amount thereof is being contested in good faith by appropriate actions or proceedings which will prevent the forfeiture or sale of the Mortgaged Property or any material interference with the use thereof by the Mortgagor, and (ii) the Mortgagor shall set aside on its books, reserves deemed by it to be adequate with respect thereto or, if greater, such reserves as are required by GAAP.

      (b) The Mortgagor may, at its expense, (i) construct upon the Mortgaged Property additional buildings, structures and other improvements and
(ii) install, assemble and place upon the Mortgaged Property any items of machinery and equipment used or useful in the Mortgagor's business, in each case upon compliance with the provisions of paragraph (a) of this Section 2.5.

All such buildings, structures and other improvements shall be and remain part of the realty and shall be subject to this Mortgage with respect thereto.
Such machinery and equipment shall be and remain the property of the Mortgagor and shall be deemed part of the Mortgaged Property.

      (c) The Mortgagor or the lessee under the Lease Agreement, as the case may be, shall use and operate the Mortgaged Property as a skilled nursing care facility.

      Section 2.6.      Insurance.

      (a) Insurance Against Loss or Damage. Without limiting any provisions of the Note Agreement, the Mortgagor will maintain or cause to be maintained with respect to the Mortgaged Property insurance against loss by fire, windstorm and explosion and with extended coverage and against such other risks of physical loss as are customarily insured against, and in such amounts as are customarily carried by companies owning property of a similar character and engaged in a business similar to that engaged in by the Mortgagor; provided, however, that the amount of such insurance with respect to the Mortgaged Property shall not at any time be less than the replacement value thereof. The Mortgagor may self-insure with respect to the first portion of any loss claimed under such insurance by way of deductible provisions in insurance policies up to such amount as is customary for corporations of established reputation engaged in the same or a similar business as the Mortgagor and similarly situated and which maintain such insurance on property similar to the Mortgaged Property, provided that the Mortgagor shall set aside on its books reserves deemed by it to be adequate with respect thereto.

      (b) Insurance Against Public Liability and Property Damage. The Mortgagor will maintain or cause to be maintained comprehensive general public liability insurance written by companies of recognized national standing against claims for bodily injury, death or property damage occurring on, in or about the Mortgaged Property with limits of not less than $1,000,000 with respect to injuries or deaths arising out of a single occurrence and not less than $2,500,000 in the aggregate for all claims made against the Mortgagor in any policy year.

      (c) Form of Policies. Any insurance policies carried in accordance with Section 2.6(a) shall be written by companies of recognized national standing authorized to do business in the state in which the Mortgaged Property is located and shall provide that: (i) Mortgagee, both in its individual and trust capacities, shall be named as an additional insured on any liability policy, (ii) losses, if any, shall be payable to the Mortgagee under a standard mortgage loss payable clause satisfactory to the Mortgagee,
(iii) the Mortgagee's interest shall be insured regardless of any breach or violation by the Mortgagor of any warranties, declarations or conditions contained in such policies, (iv) such insurance, as to the interest of the Mortgagee therein, shall not be invalidated by the use or operation of the Mortgaged Property for purposes which are not permitted by such policies, (v) the insurers shall waive any right of subrogation of the insurers to any set-off or counterclaim or any other deduction, whether by attachment or otherwise, in respect of any liability of the Mortgagor, (vi) if any premium or installment is not paid when due, or if such insurance would lapse or be cancelled, terminated or materially changed for any reason whatsoever, the insurers will promptly notify the Mortgagee and any such lapse, cancellation, termination or change shall not be effective as to the Mortgagee for thirty days after receipt of such notice, and (vii) appropriate certification shall be made to the Mortgagee by each insurer with respect thereto. Provided no Default or Event of Default has occurred or is continuing, the loss, if any, under any policy pertaining to loss by reason of damage to or destruction of any portion of the Mortgaged Property shall be adjusted with the insurance companies by the Mortgagor, subject to the approval of the Mortgagee if the loss exceeds $200,000. The loss so adjusted shall be paid to the Mortgagee pursuant to said loss payable clause unless said loss is $200,000 or less (in which case said loss shall be paid directly to the Mortgagor provided that no Default or Event of Default has occurred and is continuing).

      Section 2.7. Payment of Taxes and Other Charges. Without limiting the provisions of Section 4.3 of the Note Agreement, the Mortgagor will pay and discharge, before the same shall become delinquent, together with interest and penalties thereon, if any, (a) all taxes, assessments (including assessments for benefits from public works or improvements whenever begun or completed), levies, fees, water and sewer rents and charges, and all other governmental charges, general and special, ordinary and extraordinary, which are at any time levied upon or assessed against it or the Mortgaged Property or any part thereof or upon this Mortgage or the indebtedness secured hereby or upon the revenues, rents, issues, income and profits in respect of the Mortgaged Property, or arising in respect of the occupancy, use or possession thereof, which failure to pay would result in the creation of a lien upon the Mortgaged Property or any part thereof, or upon the revenues, rents, issues, income and profits of the Mortgaged Property or in the diminution thereof or would result in any material interference with the use or operation of the Mortgaged Property by the Mortgagor, (b) all corporate franchise, excise and other taxes, fees and charges assessed, levied or imposed in respect of its corporate existence or its right to do business in its state of incorporation, the state where the Mortgaged Property is located and any other state where failure to do so would materially and adversely affect the business and properties of the Mortgagor, (c) all income, excess profits, excise, sales, franchise, gross receipts and other taxes, duties or imposts, whether of a like or different nature, assessed, levied or imposed by any governmental authority on it or the Mortgaged Property, or any portion thereof, or upon the revenues, rents, issues, income and profits of the Mortgaged Property whether or not the failure to pay any such tax, duty or impost might result in the creation of a lien upon the Mortgaged Property or any part thereof or upon the revenues, rents, issues, income and profits of the Mortgaged Property or in the diminution thereof, and whether or not any such tax, duty or impost is payable directly by the Mortgagor or is subject to withholding at the source and (d) all lawful claims and demands of mechanics, laborers, materialmen and others which, if unpaid, might result in the creation of a lien on the Mortgaged Property or upon the revenues, rents, issues, income and profits of the Mortgaged Property and, in general, will do or cause to be done everything necessary so that the lien hereof shall be fully preserved, at the expense of the Mortgagor, without expense to the Mortgagee.

      Nothing shall require the payment of any sum which is otherwise required to be paid by the Mortgagor pursuant to this Section 2.7 so long as the Mortgagor shall in good faith contest its obligation so to do by appropriate proceedings which will prevent the forfeiture or sale of any property of the Mortgagor or any material interference with the use or operation thereof by the Mortgagor, and shall set up a reserve, reasonably adequate, in the opinion of the President or any Vice President of the Mortgagor against any such payment.

      Section 2.8. Limitation on Liens. The Mortgagor will not create or incur or suffer to be incurred or to exist, any mortgage, pledge, security interest, encumbrance, lien or charge of any kind upon the Mortgaged Property, whether now owned or hereafter acquired, except the following:

      (a) liens for property taxes and assessments or governmental charges (other than liens arising under ERISA) or levies and liens securing claims or demands of mechanics and materialmen, provided that payment thereof is not overdue or, if overdue, is being contested in accordance with the provisions of Section 4.3 of the Note Agreement in good faith by appropriate actions or proceedings;

      (b) liens of or resulting from any judgment or award, the time for the appeal or petition for rehearing of which shall not have expired, or in respect of which the Mortgagor shall at any time in good faith be prosecuting an appeal or proceeding for a review and in respect of which a stay of execution pending such appeal or proceeding for review shall have been secured and remain in effect;

      (c) liens (other than liens arising under ERISA), deposits, pledges or letters of credit in connection with or to secure payment of worker's compensation, patient trust funds, unemployment insurance, old-age pensions, other social security and other like laws or regulations, warehousemen's and attorneys' liens and statutory landlords' liens and liens to secure the performance of bids, tenders or trade contracts, or to secure statutory obligations, surety or appeal bonds or other liens of like general nature incurred in the ordinary course of business and not in connection with the borrowing of money; provided in each case, the obligation secured is not overdue or, if overdue, is being contested in good faith by appropriate actions or proceedings which will prevent the forfeiture or sale of any property of the Mortgagor or any material interference with the use thereof by the Company or its lessee, as the case may be;

      (d) minor survey exceptions or minor encumbrances, easements or reservations of, or rights of others for rights-of-way, utilities and other similar purposes, or zoning or other restrictions as to the use of real properties, which encumbrances, easements, reservations, rights and restrictions do not in the aggregate materially detract from the value of the Mortgaged Property or materially impair their use in the operation of the business of the Mortgagor;

      (e) the lien of any lease between the Mortgagor, as lessor, and any corporation (including any subsidiary of the Mortgagor), as lessee, of all or any portion of the Mortgaged Property, provided that (i) any such lease shall by its terms be expressly made subject and subordinate to the lien of this Mortgage, and any rights (but not any of the obligations) of the Mortgagor therein shall be assigned to the Mortgagee, (ii) such lessee shall use and operate the Mortgaged Property as a nursing care facility, and (iii) the Mortgagor shall remain primarily liable in respect of all obligations under this Mortgage; and

      (f)   the lien and security interest of this Mortgage.

      Section 2.9. Advances. If the Mortgagor shall fail to comply with the covenants contained herein with respect to the procuring of insurance, the payment of taxes, assessments and other charges, or the keeping of the Mortgaged Property in repair and free of other liens, the Mortgagee may make advances to perform the same; and the Mortgagor agrees to repay all sums so advanced upon demand with interest at the prime commercial loan rate charged by the Indenture Trustee, from time to time for short term borrowings by large business borrowers, plus two (2%) percent per annum; and all sums so advanced, with interest, shall be secured hereby in priority to the indebtedness evidenced by the Notes; but no such advance shall be deemed to relieve the Mortgagor from any default hereunder.

      Section 2.10. Recordation. The Mortgagor will, at its own expense, cause this Mortgage, all supplements hereto, and any financing statements and continuation statements required by law, including the Uniform Commercial Code, in respect thereof at all times to be kept recorded and filed at its own expense in such manner and in such places as may be required by law in order to fully preserve and protect the rights of the Mortgagee hereunder, and will furnish to the Mortgagee promptly after the execution and delivery of any supplement to this Mortgage an endorsement to the Mortgage Title Insurance Policy delivered with respect to this Mortgage pursuant to Section 3.1(g) of the Note Agreement indicating that this Mortgage continues to constitute a first Mortgage lien upon the property described in such Policy and that such supplement has been properly recorded or filed for record so as to make effective of record the lien intended to be created hereby.

      Section 2.11. After-Acquired Property. Any and all property hereafter acquired which is of the kind or nature described in the Granting Clauses hereof and is or is intended to become a part thereof, shall ipso facto, and without any further conveyance, assignment or act on the part of the Mortgagor or the Mortgagee become and be, subject to the lien of this Mortgage as fully and completely as though specifically described herein; but nevertheless the Mortgagor shall from time to time, if requested by the Mortgagee, execute and deliver any and all such further assurances, conveyances and assignments thereof as the Mortgagee may reasonably require for the purpose of expressly and specifically subjecting to the lien of this Mortgage any and all such additional property.

      Section 2.12. Sale, Lease or Assignment of Mortgaged Property. Except as specifically permitted by this Mortgage, the Indenture and the Note Agreement, the Mortgagor will not sell, assign, transfer, convey, lease, sublease or otherwise dispose of any of its estate, right, title and interest in and to the Mortgaged Property or the right to possession of the Mortgaged Property.

Section 3.  Possession, Use and Release of Property.

      Section 3.1. Mortgagor's Right of Possession. Provided no Default or Event of Default has occurred and is continuing, the Mortgagor shall be suffered and permitted to remain in full possession, enjoyment and control of the Mortgaged Property subject always to the observance and performance of the terms of this Mortgage, the Note Agreement and the Indenture.

      Section 3.2. Release of Mortgaged Property. In addition to releases pursuant to this Mortgage, the Indenture and the Note Agreement, the Mortgagor may (i) sell or otherwise dispose of any Mortgaged Property then subject to the lien of this Mortgage or any mortgage supplement hereto, and the Mortgagee shall release the same from the lien hereof to the extent and on the terms and upon compliance with the conditions provided for in any written consent given thereto at any time or from time to time by the Mortgagee and
(ii) sell or otherwise dispose of any Mortgaged Property then subject to the lien of this Mortgage, granted pursuant to Granting Clause Second above, in any instance where the Mortgagor has determined in its sound business judgment that such Mortgaged Property has become inadequate, obsolete, unsuitable or unnecessary or otherwise replaceable and the Mortgagor continues to maintain and install adequate equipment and personal property to efficiently operate the Mortgaged Facility.

      Section 3.3. Eminent Domain. Should any of the Mortgaged Property be taken by the exercise of the power of eminent domain or should any condemnation proceedings be commenced against the same, the Mortgagor may accept any award or consideration stated in a certificate of the President or any Vice President of the Mortgagor delivered to the Mortgagee to be satisfactory to the Mortgagor, and the Mortgagee shall release the property taken or proposed to be taken upon receipt of: (a) either (i) an order of a competent court condemning such property or (ii) an opinion of counsel satisfactory to the Mortgagee to the effect that such property has been taken or, upon the completion of the pending proceedings, such property will be taken, by the exercise of the power of eminent domain, and (b) compliance by the Mortgagor with the terms and provisions of Section 4. In the event of such proceeding, the Mortgagee may be represented by counsel compensated by the Mortgagor and the Mortgagee may or may not become a party thereto as the Mortgagee in its discretion may determine. The proceeds of all property so taken shall be paid over to the Mortgagee and shall be held and disbursed or applied upon the terms and conditions provided in Section 4.

Section 4.  Application of Insurance Proceeds and Condemnation Awards.

      (a) If an Event of Loss shall have occurred, all proceeds of insurance or any condemnation award, as the case may be, received by the Mortgagee in connection therewith shall be applied to prepay Notes as set forth in Section
5.4 of the Indenture; provided, however, that in the event that any Holder shall fail to deliver a Put Notice pursuant to Section 5.4(b) of the Indenture, the Mortgagee shall remit to the Mortgagor all such proceeds which would have been payable to such Holder. In the event of any damage, destruction or condemnation of Mortgaged Property which does not constitute an Event of Loss, all proceeds of fire and extended coverage insurance and condemnation awards and compensation covering the Mortgaged Property (except
(i) where received under a general public liability policy maintained pursuant to Section 2.6(b) or (ii) in cases where the amount payable in respect of any one occurrence of damage, destruction or condemnation is less than $200,000 and no Default or Event of Default shall have occurred and be continuing under this Mortgage, in which case the amount payable in respect of any such occurrence may be received by the Mortgagor, and if received by the Mortgagee shall be paid over to the Mortgagor for use by the Mortgagor in paying for replacement or repairs of or substitutes for the damaged or destroyed property) received by the Mortgagee under the provisions of this Mortgage, or under any policy or policies of insurance covering the Mortgaged Property or any part thereof, shall be held (or if received by the Mortgagor immediately paid over to the Mortgagee and shall be held) by the Mortgagee as part of the Mortgaged Property and shall be applied by the Mortgagee to pay the Mortgagor from time to time upon a written application signed by the President or any Vice President of the Mortgagor and accompanied by an approving certificate of an architect or engineer selected by the Mortgagor and approved by the Mortgagee, for the payment of the reasonable cost, as shown by such certificate, of repairing or replacing part or all of the property damaged or destroyed, but only if written application is made therefor within 12 months of the receipt of such proceeds by the Mortgagee, and then only for and to the extent that the Mortgagor shows by such architect's or engineer's certificates or other evidence satisfactory to the Mortgagee that the portion of such proceeds remaining on deposit with the Mortgagee, together with any additional funds irrevocably allocated or otherwise provided for in a manner satisfactory to the Mortgagee for such purpose, shall be sufficient to complete such repairs or replacements and restore the Mortgaged Property as nearly as possible to the market value and condition which existed immediately prior to the damage, destruction, condemnation or taking, free from liens or encumbrances except this Mortgage and Permitted Encumbrances. Every such application for the payment of such proceeds, condemnation award or compensation shall state that no Default or Event of Default has occurred and is continuing and shall be accompanied by an opinion of counsel to the effect that upon completion of the repair or replacement the property will be subject to the lien of this Mortgage as a first lien thereon subject only to Permitted Encumbrances.

      (b) All insurance proceeds or condemnation awards, as the case may be, other than proceeds or condemnation awards received with respect to an Event of Loss shall be applied for the purposes specified in Section 4(a) within the twelve-month period provided for thereby.

Section 5.  Defaults and Remedies Therefor.

      Section 5.1. Events of Default. The Mortgagor acknowledges and agrees that each and all of the terms and provisions of Sections 6.1 through 6.3, both inclusive, of the Indenture have been and are incorporated into this Mortgage by reference to the same extent as though fully set out herein and that the term "Event of Default" wherever used in this Mortgage shall mean either: (a) an Event of Default as defined in Section 6.1 of the Indenture or
(b) the failure of the Mortgagor to comply with any covenant, agreement or warranty contained in this Mortgage, or any other mortgage or deed of trust from time to time entered into by the Mortgagor for the benefit of the holders of the Notes, within 30 days after the earlier of (i) notice from any registered holder of the Notes to the Mortgagor specifying such failure and demanding the same to be remedied, or (ii) such failure first becoming known to any Responsible Officer of the Mortgagor (it being understood that such 30 day grace period shall apply only to any such failure of the Mortgagor to comply with any covenant, agreement or warranty hereunder).

      Section 5.2. Remedies. When any Event of Default has occurred and is continuing, the Mortgagee may exercise any one or more or all, and in any order, of the remedies hereinafter set forth, it being expressly understood that no remedy herein or in the Indenture conferred is intended to be exclusive of any other remedy or remedies; but each and every remedy shall be cumulative and shall be in addition to every other remedy given herein or now or hereafter existing at law or in equity or by statute:

      (a) The Mortgagee may, by notice in writing to the Mortgagor declare the entire unpaid balance of the Notes to be immediately due and payable; and thereupon all such unpaid balance, together with all accrued interest thereon and premium, if any, shall be and become immediately due and payable.

      (b) The Mortgagee personally or by agents or attorneys may enter into and take possession of all or any part of the Mortgaged Property, and may forthwith subject to the provisions of the Lease Agreement, if applicable, use, operate and manage the Mortgaged Property, collect the earnings and income therefrom, pay all principal charges including taxes and assessments levied thereon and operating and maintenance expenses and all disbursements and liabilities of the Mortgagor hereunder and apply the net proceeds arising from any such operation of the Mortgaged Property as provided in Section 5.3 in respect of the proceeds of a sale of the Mortgaged Property.

      (c) The Mortgagee may, if at the time such action may be lawful and always subject to compliance with any mandatory legal requirements, either with or without taking possession and either before or after taking possession and without instituting any legal proceedings whatsoever and having first given notice of such sale by registered mail to the Mortgagor once at least 10 days prior to the date of such sale, and any other notice which may be required by law, sell and dispose of said Mortgaged Property or any part thereof at public auction or private sale to the highest bidder, which may be the Mortgagor, in one lot as an entirety or in separate lots (the Mortgagor for itself and for all who may claim by, through or under it hereby expressly waiving and releasing all rights to have the property covered by the lien of this Mortgage marshalled), and either for cash or on credit and on such terms as the Mortgagee may determine and at any place (whether or not it be the location of the Mortgaged Property or any part thereof) designated in the notice above referred to. Any such sale or sales may be adjourned from time to time by announcement at the time and place appointed for such sale or sales or for any such adjourned sale or sales, without further published notice.

      (d) The Mortgagee may proceed to protect and enforce its rights by a suit or suits in equity or at law, or for the specific performance of any covenant or agreement contained herein, in the Note Agreement or in the Indenture, or in aid of the execution of any power herein or therein granted, or for the foreclosure of this Mortgage, or for the enforcement of any other appropriate legal or equitable remedy. Upon the bringing of any suit to foreclose this Mortgage or to enforce any other remedy available hereunder, the plaintiff shall be entitled as a matter of right, without notice and without giving bond to the Mortgagor or anyone claiming under, by or through it, and without regard to the solvency or insolvency of the Mortgagor or the then value of the premises, to have a receiver appointed of all the Mortgaged Property and of the earnings, income, rents, issues, profits and proceeds thereof, with such power as the court making such appointment shall confer, and the Mortgagor does hereby irrevocably consent to such appointment.

      (e) In case of any sale of the Mortgaged Property, or of any part thereof, pursuant to any judgment or decree of any court or otherwise in connection with the enforcement of any of the terms of this Mortgage, the principal of the Notes, if not previously due, and the interest accrued thereon, shall at once become and be immediately due and payable; also in the case of any such sale, the Mortgagee may bid and become the purchaser, and the purchaser or purchasers, for the purpose of making settlement for or payment of the purchase price, shall be entitled to turn in and use the Notes and any claims for interest and premium matured and unpaid thereon, in order that there may be credited as paid on the purchase price the sum apportionable and applicable to the Notes, including principal and interest and premium thereof, out of the net proceeds of such sale after allowing for the proportion of the total purchase price required to be paid in cash. If at any foreclosure proceeding the Mortgaged Property shall be sold for a sum less than the total amount of indebtedness for which judgment is therein given, the judgment creditor shall be entitled to the entry of a deficiency decree against the Mortgagor and against the property of the Mortgagor for the amount of such deficiency.

      (f) The Mortgagee shall have any and all rights and remedies (including, without limitation, extra-judicial power of sale) provided to a secured party by the Uniform Commercial Code of the State of Ohio with respect to any and all parts of the Mortgaged Property which are and which are deemed to be governed by the Uniform Commercial Code of the State of Ohio. Without limiting the generality of the foregoing, the Mortgagee shall, with respect to any part of the Mortgaged Property constituting property of the type in respect of which realization on a lien or security interest granted therein is governed by the Uniform Commercial Code of the State of Ohio, have all the rights, options and remedies of a secured party under the Uniform Commercial Code of the State of Ohio, including, without limitation, the right to the possession of any such property, or any part thereof, and the right to enter without legal process any premises where any such property may be found. Any requirement of said Code for reasonable notification shall be met by mailing written notice to the Mortgagor at its address set forth herein at least 10 days prior to the sale or other event for which such notice is required.

      It is understood and agreed that the Notes are also secured by other mortgages and deeds of trust and that in case of default in any of the terms, conditions or provisions of this Mortgage, the Notes or the Note Agreement, the Mortgagee may resort to part or all of the security for the Notes, and may foreclose the mortgages and deeds of trust in any order. The pendency of any proceeding with respect to any one of the above-mentioned mortgages and deeds of trust shall not be grounds for the abatement of, or for hindering, delaying or preventing any proceeding with respect to foreclosure of this Mortgage.

      Section 5.3. Application of Proceeds. The purchase money proceeds and avails of any sale of the Mortgaged Property, or any part thereof and the proceeds and avails of any remedy hereunder shall be paid to and applied as set forth in Section 6.9 of the Indenture.

      Section 5.4. Waiver of Extension, Appraisement and Stay Laws. The Mortgagor covenants that, upon the occurrence of an Event of Default and the acceleration of the Notes pursuant to Section 5.1 and Section 5.2 and to the extent that such rights may then be lawfully waived, it will not at any time thereafter insist upon or plead, or in any manner whatever claim or take any benefit or advantage of, any stay or extension law now or at any time hereafter in force, or claim, take or insist upon any benefit or advantage of or from any law now or hereafter in force providing for the valuation or appraisement of the Mortgaged Property or any part thereof prior to any sale or sales thereof to be made pursuant to any provision herein contained, or to the decree, judgment or order of any court of competent jurisdiction or, after conformation of any such sale or sales claim or exercise any right under any statute now or hereafter made or enacted by any state or otherwise to redeem the property so sold or any part thereof, and hereby expressly waives for itself and on behalf of each and every person, except decree or judgment creditors of the Mortgagor acquiring any interest in or title to the Mortgaged Property or any part thereof, subsequent to the date of this Mortgage, all benefit and advantage of any such law or laws which would otherwise be available to any such person in connection with the enforcement of any of the Mortgagee's remedies hereunder; and covenants that it will not in connection with any such enforcement proceedings invoke or utilize any such law or laws or otherwise hinder, delay or impede the execution of any power herein granted and delegated to the Mortgagee but will suffer and permit the execution of every such power as though no such law or laws had been made or enacted.

      The Mortgagor hereby waives any and all rights of redemption from sale under any order or decree of foreclosure pursuant to rights herein granted, on behalf of the Mortgagor, and each and every Person acquiring any interest in or title to the Mortgaged Property described herein subsequent to the date of this Mortgage, and on behalf of all other Persons to the extent permitted by applicable law.

      Any sale, whether under any power of sale hereby given or by virtue of judicial proceedings, shall operate to divest all right, title, interest, claim and demand whatsoever, either at law or in equity, of the Mortgagor in and to the property sold and shall be a perpetual bar, both at law and in equity, against the Mortgagor, its successors and assigns, and against any and all persons claiming the property sold or any part thereof under, by or through the Mortgagor, its successors or assigns.

      Section 5.5. Effect of Discontinuance of Proceedings. In case the Mortgagee shall have proceeded to enforce any right under this Mortgage by foreclosure, sale, entry or otherwise, and such proceedings shall have been discontinued or abandoned for any reason or shall have been determined adversely, then and in every such case the Mortgagor and the Mortgagee shall be restored to their former position and rights hereunder with respect to the property subject to the lien of this Mortgage.

      Section 5.6. Delay or Omission Not a Waiver. No delay or omission of the Mortgagee to exercise any right or power arising from any default on the part of the Mortgagor shall exhaust or impair any such right or power or prevent its exercise during the continuance of such default. No waiver by the Mortgagee of any such default, whether such waiver be full or partial, shall extend to or be taken to affect any subsequent default, or to impair the rights resulting therefrom, except as may be otherwise provided herein. No remedy hereunder is intended to be exclusive of any other remedy but each and every remedy shall be cumulative and in addition to any and every other remedy given hereunder or otherwise existing; nor shall the giving, taking or enforcement of any other or additional security, collateral or guaranty for the payment of the indebtedness secured under this Mortgage operate to prejudice, waive or affect the security of this Mortgage or any rights, powers or remedies hereunder; nor shall the Mortgagee be required to first look to, enforce or exhaust such other or additional security, collateral or guaranties.

      Section 5.7. Costs and Expenses of Foreclosure. In any suit to foreclose the Lien or security interest hereon there shall be allowed and included as additional Indebtedness Hereby Secured in the decree for sale all reasonable expenditures and reasonable expenses which may be paid or incurred by or on behalf of the Mortgagee for attorneys' fees, appraiser's fees, outlays for documentary and expert evidence, stenographic charges, publication costs and costs (which may be estimated as the items to be expended after the entry of the decree) of procuring all such abstracts of title, title searches and examination, guarantee policies, and similar data and assurances with respect to title as the Mortgagee may deem to be reasonably necessary either to prosecute any foreclosure action or to evidence to the bidder at any sale pursuant thereto the true condition of the title to or the value of the Mortgaged Property, all of which expenditures shall become so much additional Indebtedness Hereby Secured which the Mortgagor agrees to pay and all of such shall be immediately due and payable with interest thereon from the date of expenditure until paid at the prime commercial loan rate charged by Mortgagee from time to time for short term borrowings by large business borrowers, plus 2% per annum.

Section 6.  Miscellaneous.

      Section 6.1. Successors and Assigns. Whenever any of the parties hereto is referred to, such reference shall be deemed to include the successors and assigns of such party; and all the covenants, premises and agreements in this Mortgage contained by or on behalf of the Mortgagor, or by or on behalf of the Mortgagee, shall bind and inure to the benefit of the respective successors and assigns of such parties whether so expressed or not.

      Section 6.2. Partial Invalidity. The unenforceability or invalidity of any provision or provisions of this Mortgage shall not render any other provision or provisions herein contained unenforceable or invalid.

      Section 6.3. Addresses for Notices and Demands. All communications provided for hereunder shall be in writing and, if to the Mortgagee, delivered or mailed prepaid by registered or certified mail or overnight air courier, or by facsimile communication, in each case addressed to the Mortgagee at its address as set forth herein or such other address as the Mortgagee may designate to the Mortgagor in writing, and if to the Mortgagor, delivered or mailed by registered or certified mail or overnight air courier, or by facsimile communication, to the Mortgagor at its address as set forth herein or to such other address as the Mortgagee may in writing designate to the Mortgagee; provided, however, that a notice to any party to this Agreement by overnight air courier shall only be effective if delivered to such party at a street address designated for such purpose in accordance with this Section 6.3, and a notice to such party by facsimile communication shall only be effective if made by confirmed transmission to such party at a telephone number designated for such purpose in accordance with this Section 6.3 and promptly followed by the delivery of such notice by registered or certified mail or overnight air courier, as set forth above.

      Section 6.4. Headings and Table of Contents. The headings of the sections of this Mortgage and the table of contents are inserted for purposes of convenience only and shall not be construed to affect the meaning or construction of any of the provisions hereof.

      Section 6.5. Release of Mortgage. The Mortgagee shall release this Mortgage and the lien hereof by proper instrument or instruments upon presentation of satisfactory evidence that all indebtedness secured hereby has been fully paid or discharged. Any part of the security herein described, or other instrument now or hereafter given to secure the indebtedness which is secured by this Mortgage, may be released by the Mortgagee without affecting the lien hereof on the remainder.

      Section 6.6. Governing Law. This Mortgage shall be governed by and construed in accordance with the laws of the State of Ohio.

      Section 6.7. Counterparts. This Mortgage may be executed, acknowledged and delivered in any number of counterparts, each of such counterparts constituting an original but all together only one Mortgage.

      Section 6.8. Future Advances. (a) This Mortgage shall secure unpaid balances of loan advances or future advances made by the Mortgagee at the request of the Obligors or their respective successors or assigns or at the request of the Company or its successor in title after this Mortgage is delivered to the ________________ County, Ohio Recorder for recording pursuant to the provisions of Ohio Revised Code Section 5301.232, to the extent that such unpaid balances or future advances in the aggregate and exclusive of interest accrued thereon do not exceed the maximum amount of $30,000,000 at any time.

      (b) In addition to any other debt or obligation which this Mortgage may secure, this Mortgage shall secure unpaid balances of advances made with respect to the Real Property, after the Mortgage is delivered to the _________ County, Ohio Recorder for recording, pursuant to the provisions of Ohio Revised Code Section 5301.233, for the payment of taxes, assessments, insurance premiums or costs incurred for the protection of the Real Property.

      Section 6.9 Dating of Mortgage for Convenience. This Mortgage is dated as of December 15, 1993 solely for convenience of identification, and is effective and binding upon the Mortgagor only from and after the date executed and delivered by the Mortgagor, as evidenced by the acknowledgement attached to this Mortgage.

      In witness whereof, the Mortgagor has caused this Mortgage to be executed in its behalf, all as of the day and year first above written.

                                    Care Enterprises, Inc


                                    By  /S/ Gary L. Massimino
                                       ---------------------------
                                       Its Chief Financial Officer


Signed and acknowledged
in the presence of:

Witnesses:


/S/ Karen E. Patrick
- ------------------------------
Printed Name: Karen E. Patrick


/S/ Marie L. Paquet
- ------------------------------
Printed Name:  Marie L. Paquet





State of Illinois          )
                           )   SS
County of Cook             )

      Before me, a notary public, in and for said county, personally appeared Gary L. Massimino, known to me to be the person who, as Chief Financial Officer of Care Enterprises, Inc, a Delaware corporation, the corporation which executed the foregoing instrument, signed the same, and acknowledged that he did so sign said instrument in the name and on behalf of said corporation as such officer; that the same is his free act and deed as such officer and the free and corporate act and deed of said corporation; that he was duly authorized thereunto by its board of directors.

      In testimony whereof, I hereunto subscribed my name, and affixed my seal, at Chicago, Illinois, this 30th day of December, 1993.

                                          /S/ Julia R. Browne
                                          ---------------------
                                              Notary Public

Seal Stamped here

Commission expires:  March 4, 1997

This instrument was prepared by and
after recordation this instrument
should be returned to:

Shelley J. Bacastow
Attorney at Law
Chapman and Cutler
111 West Monroe Street
Chicago, Illinois  60603


             Schedule of Open-End Mortgage and Security Agreements Pursuant to Regulation S-K Item 601 Instruction 2

                        Tenant
Facility                (Subsidiary)     City           County        State
- --------                ------------     ----           ------        -----
Americare Homestead     N/A              Lancaster      Fairfield     Ohio
Nursing Center                                          County

Americare Marion        Marion Health    Marion         Marion        Ohio
Nursing Center          Care Corp.                      County

Americare Circleville   Circleville      Circleville    Pickaway      Ohio
Nursing Center          Health Care                     County
                        Corp.